FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 28, 2001


                             Allegheny Energy, Inc.

             (Exact name of registrant as specified in its charter)

Maryland                         1-267                    13-5531602
(State or other jurisdiction     (Commission File         (IRS Employer
of Incorporation)                Number)                  Identification Number)



                              10435 Downsville Pike
                         Hagerstown, Maryland 21740-1766

                    (Address of principal executive offices)

Registrant's telephone number,
     Including area code:                            (301) 790-3400

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Item 1 - 5.       Not Applicable

Item 6.           Not Applicable

Item 7.           Exhibits

                  Ex. 99.1 Information relating to Allegheny Energy Supply Company, LLC

Item 8.           Not Applicable

Item 9.           Regulation FD Disclosure

                  Allegheny Energy, Inc. is hereby making public disclosure of information relating to its subsidiary, Allegheny Energy Supply Company, LLC. This information is attached as Exhibit 99.1.


                                       2
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Allegheny Energy, Inc.

                                          By: /s/ Michael P. Morrell
                                             ----------------------------------
                                          Name:  Michael P. Morrell
                                          Title: Senior Vice President

Dated: February 28, 2001